UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2008

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

                (b)  On May 30, 2008, NPS Pharmaceuticals, Inc. (the “Company”) announced that Brian O’Callaghan, Senior Vice President and Chief Commercial Officer, was terminated without cause from his position effective May 29, 2008.  The Company’s commercial operations will now report to Francois Nader, President and Chief Executive Officer.  The Company’s technical operations and business development activities will now report to Luke Beshar, Senior Vice President and Chief Financial Officer.  These functions previously reported to Mr. O’Callaghan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2008	NPS PHARMACEUTICALS, INC.

	By:	/s/ ANDREW RACKEAR
Andrew Rackear
Senior Vice President, General Counsel and
Secretary